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EXHIBIT 10.17

                               SECOND AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                          SECURITIES PURCHASE AGREEMENT
                          -----------------------------


         THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT is entered into and effective as of June 19, 2003 (this "AMENDMENT"), by and among OVERHILL FARMS, INC., a Nevada corporation (the "COMPANY"), the entities from time to time parties thereto as Guarantors, and LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership (the "PURCHASER").

                                 R E C I T A L S
                                 ---------------

         A. The Company, the entities from time to time parties thereto as Guarantors (including Overhill Ventures) and the Purchaser are parties to that certain Second Amended and Restated Securities Purchase Agreement dated as of April 16, 2003, as amended by a First Amendment to Second Amended and Restated Securities Purchase Agreement dated as of May 16, 2003 (as so amended, the "SECURITIES PURCHASE AGREEMENT"). Unless otherwise indicated, capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Securities Purchase Agreement.

         B. At the Company's request, the Purchaser has agreed to amend Section
9.1 (Limitations on Indebtedness) of the Securities Purchase Agreement on the terms and conditions provided for herein.

                                A G R E E M E N T
                                -----------------

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, conditions and provisions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. AMENDMENT TO SECURITIES PURCHASE AGREEMENT. Pursuant to Section 12.3 of the Securities Purchase Agreement, clause (d) of Section 9.1 (Limitations on Indebtedness) of the Securities Purchase Agreement is hereby amended to read in its entirety as follows:

                           "(d) Trade accounts payable arising in the ordinary
                  course of business that are more than sixty (60) days past their due dates and do not exceed in the aggregate (i) at any time from the Effective Date to and including June 30, 2003 (during which period the Company shall have complied with the Trade Payables Reduction Plan), the amount of such trade accounts payable on the Effective Date (ii) $1,650,000 at any time during the period commencing on July 1, 2003, and ending on the last day of the Company's fiscal year ending in September 2003, and (iii) $200,000 at any time thereafter; PROVIDED, HOWEVER, that if during any of such periods the aggregate amount of any such trade accounts payable exceeds the applicable amount for such period at any one time, then the Company shall not be deemed to be in violation of this clause (d) if the amount in excess of such applicable amount is being disputed or contested in good faith by appropriate proceedings in a commercially reasonable manner; or"

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         2. CONFIRMATION; FULL FORCE AND EFFECT. The amendment set forth in
Section 1 above shall amend the Securities Purchase Agreement on and as of the date hereof, and the Securities Purchase Agreement shall remain in full force and effect, as amended thereby, from and after the date hereof in accordance with its terms. The Company hereby ratifies, approves and affirms in all respects each of the Securities Purchase Agreement, as amended hereby, the Note, the Collateral Documents (including the Liens granted in favor of the Purchaser under the Collateral Documents) and each of the other Investment Documents, the terms and other provisions hereof and thereof and the Obligations due hereunder and thereunder.

         3. CONFIRMATION OF GUARANTY. The Guarantor hereby acknowledges that it has read this Amendment and consents to its terms. Further, the Guarantor (a) confirms that it is a party to the Guaranty and that, among other things, the payment and performance of the Obligations is guarantied by it under the Guaranty, (b) ratifies, approves and reaffirms in all respects the terms and other provisions of, and its obligations under, the Guaranty, the Collateral Documents and the other Investment Documents to which it is a party or which it has consented to or acknowledged and (c) confirms that the Guaranty, the Collateral Documents and the other Investment Documents to which it is a party remain in full force and effect in accordance with their respective terms.

         4. NO OTHER AMENDMENTS. This Amendment is being delivered without prejudice to the rights, remedies or powers of the Purchaser under or in connection with the Securities Purchase Agreement, the Note, the Collateral Documents and the other Investment Documents, Applicable Laws or otherwise and, except as expressly provided in Section 1 above, shall not constitute or be deemed to constitute an amendment or other modification of, or a supplement to, the Securities Purchase Agreement or any Investment Document or the obligations of the Company Parties thereunder. In addition, nothing contained in this Amendment is intended to constitute, or shall be construed as, a waiver of any breach, violation, Default or Event of Default, whether past, present or future, under the Securities Purchase Agreement, the Note, the Collateral Documents or any other Investment Document, or a forbearance by the Purchaser of any of its rights, remedies or powers against the Company Parties (or any of them) or the Collateral. The Purchaser hereby expressly reserves all of its rights, powers and remedies under or in connection with the Securities Purchase Agreement, the Note, the Collateral Documents and the other Investment Documents, whether at law or in equity, including, without limitation, the right to declare all Obligations to be due and payable.


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         5. MISCELLANEOUS PROVISIONS.

                  (a) ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Amendment constitutes the entire understanding and agreement with respect to the subject matter hereof and supersedes all prior oral and written, and all contemporaneous oral, agreements and understandings with respect thereto. This Amendment shall inure to the benefit of, and be binding upon, the parties and their respective successors and permitted assigns.

                  (b) GOVERNING LAW. IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE (WITHOUT REGARD TO THE CHOICE OF LAW OR CONFLICTS OF LAW PROVISIONS THEREOF).

                  (c) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by facsimile transmission, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.







                            [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized representatives as of the date first written above.

                          COMPANY
                          -------

                          OVERHILL FARMS, INC., a Nevada corporation


                          By:  /S/ JAMES RUDIS
                               -------------------------------------------------
                               James Rudis
                               President and Chief Executive Officer


                          By:  /S/ JOHN STEINBRUN
                               -------------------------------------------------
                               John Steinbrun
                               Senior Vice President and Chief Financial Officer

                          GUARANTOR
                          ---------

                          OVERHILL L.C. VENTURES, INC., a California corporation


                          By:  /S/ JAMES RUDIS
                               -------------------------------------------------
                               James Rudis
                               President


                          PURCHASER
                          ---------

                          LEVINE LEICHTMAN CAPITAL PARTNERS II, L.P., a California limited partnership

                          By: LLCP California Equity Partners II, L.P., a California limited partnership, its General Partner

                               By: Levine Leichtman Capital Partners, Inc., a California corporation, its General Partner

                                    By: /S/ STEVEN E. HARTMAN
                                       ------------------------
                                        Steven E. Hartman
                                        Vice President


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